                      Filed Pursuant to Rule 497(e) as amended by Regulation S-T
                                                     File Nos. 811-6229;33-37783


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                            THE GOVETT FUNDS, INC.

                         Supplement dated May 29, 1997
                      to the Prospectus dated May 1, 1997

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The following paragraph was inadvertently omitted as the last paragraph in the section entitled "How to Redeem Shares" (page 50).

"CDSCs

There is no front-end sales charge on Class A shares when $1 million or more is invested. However, a CDSC of 1% will be imposed, subject to the exceptions described in the section "Waiver of CDSCs" on page 44 of this prospectus, on certain redemptions made within the first 12 months following the investment. All CDSCs incurred upon redemption of a Fund's shares are paid to the Distributor in reimbursement for distribution-related expenses."